UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2023

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2023, Ultragenyx Pharmaceutical Inc. (the “Company”) announced that Camille L. Bedrosian, M.D., the Company’s Executive Vice President and Chief Medical Officer, will be transitioning to a new role as Strategic Development Advisor to the Company, effective May 1, 2023 (the “Effective Date”). Eric Crombez, M.D., the Company’s current Chief Medical Officer for Gene Therapy and Inborn Errors of Metabolism, will assume the role of Executive Vice President, Chief Medical Officer, effective as of the Effective Date.

In connection with Dr. Bedrosian’s new role, the Company and Dr. Bedrosian are expected to amend the Offer Letter, dated as of January 15, 2018, as amended between the Company and Dr. Bedrosian (the “Offer Letter”), which will provide for a new base salary of $500,000, target bonus of 35% of her base salary and target 2023 equity award of 6,900 shares of restricted stock units and 9,200 stock options, in each case to be effective on or about the Effective Date. The Offer Letter is also expected to be amended to provide that in the event Dr. Bedrosian is terminated by the Company without Cause (as defined in the Offer Letter) or if Dr. Bedrosian resigns due to a Constructive Termination (as defined in the Offer Letter), she will be entitled to receive the severance benefits provided for under the Offer Letter based on her current base salary of $600,000 and target bonus of 50% of her base salary (if such termination or resignation occurs on or before May 1, 2024) or based on her base salary and target bonus amount then in effect at the time of termination or resignation, if such termination or resignation occurs after May 1, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	March 14, 2023	By:	/s/ Emil D. Kakkis, M.D., Ph.D.
Emil D. Kakkis, M.D., Ph.D. President and Chief Executive Officer